                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        NOVEMBER 30, 1995
                                                -------------------------------



                         SEARCH CAPITAL GROUP, INC.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          TEXAS                           0-9539                 41-1356819
--------------------------------      ----------------      --------------------
(State or other jurisdiction          (Commission File      (I.R.S. Employer
   of incorporation)                      Number)           Identification No.)



              700 N. PEARL STREET
              SUITE 400,  L.B. 401
                 DALLAS, TEXAS                                 75201-7490
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       (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code     (214) 965-6000
                                                   ----------------------------


                               NOT APPLICABLE
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        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Hall Financial Group, Inc. ("HFG") has entered into a Funding Agreement (the "Agreement") with Search Capital Group, Inc. (the "Company"). Under the Agreement, HFG (i) has loaned certain funds to the Company and (ii) has committed, subject to the satisfaction of certain conditions, to loan certain funds to the eight subsidiaries of the Company that have filed for protection under Chapter 11 of the Federal Bankruptcy Code (the "Bankrupt Subsidiaries"). The Bankrupt Subsidiaries have filed petitions for reorganization that are pending in the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division, as In re Automobile Credit Fund 1991-III, Inc., et al., case nos. 395-34981-RCM-11 through 395-34988-SAF-11, jointly administered under case no. 395-3498-1-RCM-11 (the "Bankruptcy Proceedings"). The Company itself has not filed a petition for reorganization under the Bankruptcy Code. A joint plan of reorganization (the "Plan") for the Bankrupt Subsidiaries has been proposed in the Bankruptcy Proceedings by the Company and the Bankrupt Subsidiaries but has not yet been voted upon or approved by creditors or confirmed by the bankruptcy court.

WORKING CAPITAL LOANS

         Under the Agreement, the Company can borrow an aggregate of $3,000,000 from HFG pursuant to three separate promissory notes (the "Notes"). On November 30, 1995, the Company borrowed $1,784,487 pursuant to two of the Notes. All of the Notes are secured by the grant of security interests by the Company, and each of its subsidiaries that are not subject to the Bankruptcy Proceedings (the "Non-Bankrupt Subsidiaries), on essentially all of the assets of the Company and the Non-Bankrupt Subsidiaries. These assets include all of the outstanding stock of the Non-Bankrupt Subsidiaries, 2,250,000 shares of the Company's Common Stock held by one of the Non-Bankrupt Subsidiaries and all of the motor vehicle receivables and repossessed vehicles owned by the Company and its Non-Bankrupt Subsidiaries.

         Two of the Notes, having a total principal amount of $2,000,000, bear interest at 12% per annum and mature on the earlier of the effective date of the Plan or 90 days after the execution of the Notes. The Company may extend the 90-day period for up to 60 days and pay interest at 14% per annum during the extension period. The third Note bears interest at 6% per annum and matures on November 29, 1996.

         Pursuant to one of the Notes, having a total principal amount of $715,513, which is equal to the principal amount owing by the Company, as of November 30, 1995, to General Electric Credit Corporation ("GECC") under a loan agreement dated June 17, 1994, HFG will advance sufficient funds to pay the balance of the GECC loan. Such advance will be made after notice by GECC of a default by the Company under the loan agreement other than any defaults that were disclosed to HFG prior to closing and of GECC's intention to resort to the collateral security of the GECC loan, or at such earlier time as HFG shall elect. HFG shall not be required to fund this note if the GECC loan is in monetary default other than as a result of acceleration of maturity from a non-monetary default or if the Company cannot meet the collateral coverage ratio specified in the Agreement.

         Two of the Notes, having a total principal amount of $2,284,487.28, are convertible into shares of the Company's Common Stock after confirmation of the Plan or after a specified period following the execution of the Notes if confirmation has not occurred during that period. During the first 30 trading days after confirmation of the Plan, the conversion price for these Notes will be the lesser of $.93 per share or 65% of the price determined using the same formula used to determine the number of shares issued to creditors of the Bankrupt Subsidiaries under the Plan. If the Plan is not confirmed or following the first 30 trading days after the Plan's confirmation, the conversion price will be a price per share equal to 60% of the average bid price for the previous





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30 trading days.  One of these two Notes, in the original principal balance of
$1,000,000, may be prepaid by the Company on the 31st trading day after the Plan's confirmation by issuing to HFG shares of the Company's Common Stock in number equal to the Note balance divided by 60% of the average bid price for the Common Stock for the prior 30 trading days. HFG has to date only loaned $500,000 under this Note, but has committed to loan the remaining $500,000 not less than 10 days after the entry of an order in the Bankruptcy Proceedings approving the Disclosure Statement for the Plan. The shares issued with respect to the $1,000,000 Note will be restricted from resale for a period of 12 months except that 25,000 shares may be resold per month on a cumulative basis during such 12 month period. The conversion option with respect to the other of these Notes, having a principal amount of $1,284,487.28, is limited to 2,500,000 shares of the Company's Common Stock less the shares required to satisfy the conversion option or the stock prepayment feature of the $1,000,000 Note.

WARRANT ISSUANCE

         Pursuant to the Agreement, the Company has issued to HFG a warrant (the "Warrant") to purchase 3,000,000 shares of Common Stock at an exercise price of $2.00 per share. The Warrant expires on November 30, 2000. Under the Warrant, HFG has the right to require the Company to effect the registration under the Securities Act of 1933 (the "1933 Act") of the shares purchasable by HFG under the Warrant as well as the shares that HFG may obtain upon conversion of the Notes or pursuant to its commitment to fund the Plan under the Agreement. HFG will also have the right to require the Company to register such shares if the Company proposes to register any of its securities under the 1933 Act. In the event of the registration of HFG's shares under the 1933 Act, the Company will be obligated to indemnify HFG and its affiliates from losses or liabilities arising out of untrue statements of material fact contained in the registration statement or related prospectus.

COMMITMENT TO FUND PLAN

         If the Plan is confirmed, HFG has committed, subject to certain conditions, to make a loan to each of the Bankrupt Subsidiaries at the time of final effectiveness of the Plan. The amount of the loan to each Bankrupt Subsidiary would be limited to 8% of the Bankrupt Subsidiary's discounted future net cash flow, as defined in the Plan. The loan proceeds had originally been intended to be used by the Bankrupt Subsidiaries to cash-out creditors who elect to be paid cash upon consummation of the Plan ("Cash-out Option").
Recent amendments to the Plan have eliminated the Cash-out Option. As discussed below under "Pending Modification of Funding Agreement", the Company, HFG and the official Creditors Committee of the Bankrupt Subsidiaries are negotiating amendments to the Agreement to allow HFG to purchase equity securities in Search in lieu of making the loans to the Bankrupt Subsidiaries.

COVENANTS

         Pursuant to the Agreement, the Company is obligated to amend it Articles of Incorporation to assure that HFG has the right to elect one director to the Company's Board if HFG converts the $1,000,000 Note into Common Stock. The Company is also obligated to maintain a collateral coverage ratio of pledged automobile receivables(excluding receivables with delinquencies exceeding 60 days) to debts evidenced by the Notes of not less than 1.5 to 1. Without HFG's prior express written consent, the Agreement prohibits the Company from issuing additional shares of Common Stock (except to comply with the Plan and for certain other planned share issuances), issue additional warrants or rights to acquire shares of Common Stock, amend its Articles of Incorporation, modify its current loan agreement with General Electric Capital Corporation, transfer any property





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
among the Company or its Non-Bankrupt Subsidiaries for less than fair value, transfer any of the collateral securing the Notes, grant any junior security interest in such collateral or file any voluntary petition under the Bankruptcy Code.

PENDING MODIFICATION OF AGREEMENT

         HFG is negotiating an amendment with the Company and with the official Creditors Committee for the Bankrupt Subsidiaries to modify the Agreement. The amendments would eliminate HFG's loans to the Bankrupt Subsidiaries. Instead, HFG would be entitled to purchase from the Company under the Plan the same amount of Common Stock, convertible preferred stock and warrants that creditors of the Bankrupt Subsidiaries elect to receive under the Plan. The purchase price would be equal to 80% of the discounted future net cash flows, as defined in the Plan, attributable to such securities for purpose of their issuance to creditors under the Plan, less the pro rata share of dividends that would have accrued on HFG's preferred stock from July 1, 1995 through the effective date of the Plan. HFG would be allowed to purchase, at its sole discretion, Common Stock, convertible preferred stock and warrants in amounts up to a maximum of $6,000,000 in discounted future net cash flows.

         The foregoing discussion represents only a summary of some of the terms of the Agreement, the Notes, the Warrant and the pledge and security agreements securing the Notes. For more detailed information regarding the terms and conditions of these agreements, reference is made to the agreements which are filed as exhibits to this Form 8-K Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 Not Applicable

         (B)     PRO FORMA FINANCIAL INFORMATION.

                 Not Applicable





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
         (C)     EXHIBITS.

                 Exhibit No.                                     Description
                 -----------                                     -----------
                     4.1        Warrant  to  purchase 3,000,000  shares  of common  stock of  Search Capital
                                Group, Inc. dated as of November 30, 1995

                    99.1        Funding Agreement dated November 30, 1995 among Search Capital  Group, Inc.,
                                Search Funding Corp,  Automobile Credit Acceptance Corp.,  Automobile Credit
                                Holdings, Inc., Newsearch, Inc. and Hall Financial Group, Inc.

                    99.2        Convertible  Promissory Note  dated November 30,  1995  from Search  Capital
                                Group, Inc. and Search  Funding Corp. payable to the order of Hall Financial
                                Group, Inc. in the principal amount of $1,284,487.28

                    99.3        Promissory Note  dated November  30,  1995 from Search  Capital Group,  Inc.
                                and Search Funding Corp. payable to the order  of Hall Financial Group, Inc.
                                in the principal amount of $715,512.72

                    99.4        Convertible Note  dated November 30, 1995  from Search  Capital Group,  Inc.
                                and Search Funding Corp. payable to the order of Hall Financial Group,  Inc.
                                in the principal amount of $1,000,000.00

                    99.5        Newsearch Pledge Agreement  dated as of November 30, 1995 between Newsearch,
                                Inc. and Hall Financial Group, Inc.

                    99.6        Search  Pledge  Agreement  dated  as  of  November 30,  1995  between Search
                                Capital Group, Inc. and Hall Financial Group, Inc.

                    99.7        ACHI  Pledge  Agreement dated  as  of November 30,  1995  between Automobile
                                Credit Holdings, Inc. and Hall Financial Group, Inc.

                    99.8        Search  Security Agreement  dated  as of  November 30,  1995 between  Search
                                Capital Group, Inc. and Hall Financial Group, Inc.

                    99.9        SFC Security  Agreement dated as of November 30, 1995 between Search Funding
                                Corp. and Hall Financial Group, Inc.

                    99.10       ACAC  Security Agreement  dated as  of November 30,  1995 between Automobile
                                Credit Acceptance Corp. and Hall Financial Group, Inc.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SEARCH CAPITAL GROUP, INC.



                                          By:    /s/  George Evans
                                             ----------------------------------
                                                 George Evans, President


Dated: December 13, 1995





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                                 EXHIBIT INDEX


Exhibit No.                                    Description                                     Page No.
-----------                                    -----------                                     --------
    4.1        Warrant  to purchase 3,000,000  shares of  common stock of  Search Capital
               Group, Inc. dated as of November 30, 1995

   99.1        Funding  Agreement dated  November 30,  1995  among Search  Capital Group,
               Inc., Search Funding  Corp, Automobile Credit Acceptance Corp., Automobile
               Credit Holdings, Inc., Newsearch, Inc. and Hall Financial Group, Inc.

   99.2        Convertible Promissory  Note dated November 30,  1995 from Search  Capital
               Group,  Inc.  and  Search Funding  Corp.  payable  to  the  order of  Hall
               Financial Group, Inc. in the principal amount of $1,284,487.28

   99.3        Promissory Note  dated November  30, 1995 from Search  Capital Group, Inc.
               and  Search Funding Corp.  payable to the  order of  Hall Financial Group,
               Inc. in the principal amount of $715,512.72

   99.4        Convertible  Note dated November 30, 1995 from Search  Capital Group, Inc.
               and  Search Funding Corp.  payable to the  order of  Hall Financial Group,
               Inc. in the principal amount of $1,000,000.00

   99.5        Newsearch  Pledge  Agreement  dated   as  of  November 30,   1995  between
               Newsearch, Inc. and Hall Financial Group, Inc.

   99.6        Search  Pledge  Agreement dated  as of  November 30,  1995  between Search
               Capital Group, Inc. and Hall Financial Group, Inc.

   99.7        ACHI  Pledge Agreement dated  as of  November 30, 1995  between Automobile
               Credit Holdings, Inc. and Hall Financial Group, Inc.

   99.8        Search Security Agreement  dated as  of November 30,  1995 between  Search
               Capital Group, Inc. and Hall Financial Group, Inc.

   99.9        SFC Security  Agreement  dated as  of  November  30, 1995  between  Search
               Funding Corp. and Hall Financial Group, Inc.

   99.10       ACAC Security Agreement  dated as of  November 30, 1995 between Automobile
               Credit Acceptance Corp. and Hall Financial Group, Inc.





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